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



FUND CODE/NAME:     567/SCUDDER LIFECYCLE LONG RANGE FD-
INST


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION
TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF
TOTAL SHRS


         48210468-9     STATE STREET BANK AND TRUST TTEE
###-##-####        1305/001            728
44,270,684.1940
                        FBO KRAFT FOODS INC SVGS PLAN
                        MASTER TRUST
67.89 %
                        ATTN MICHELLE L ROBBINS
                        105 ROSEMONT RD
                        WESTWOOD MA  02090-2318


0                                TOTAL NUMBER OF ACCOUNTS
FOR FUND             :                      18
                                 TOTAL NUMBER OF SHARES FOR
FUND               :         65,208,783.4810
1REPORT NUMBER:  R05164
DTG TOP SHAREOWNERS
PAGE:           1
 SOURCE PROGRAM: B04824                  HOLDING 25% OR
GREATER OF TOTAL OUTSTANDING SHARES             SUPER SHEET
DATE:  05/09/2005
 JOB:            DGZMU024
CONFIRM DATE:  03/31/2005
CURRENT DATE:  05/09/2005
 JOB NUMBER:     J34681
TIME:    14:46:07





FUND CODE/NAME:     812/SCUDDER LIFECYCLE LONG RANGE FD-INV


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID
NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

         47610038-5     STATE STREET CORP AS TTEE FOR           133-53-
2821        1305/000            728           2,504,797.7950
                        WESTINGHOUSE SAVANNAH RIVER/BECHTEL
                        SAVANNAH RVR INC SVGS & INVEST PL
47.95 %
                        34 EXCHANGE PL STE 3064
                        JERSEY CITY NJ  07302-3885



0                                TOTAL NUMBER OF ACCOUNTS FOR FUND
:                     175
                                 TOTAL NUMBER OF SHARES FOR FUND
:          5,223,312.8760
1REPORT NUMBER:  R05164                                  DTG TOP
SHAREOWNERS                                        PAGE:           1
 SOURCE PROGRAM: B04824                  HOLDING 25% OR GREATER OF
TOTAL OUTSTANDING SHARES             SUPER SHEET DATE:  05/09/2005
 JOB:            DGZMU024                             CONFIRM DATE:
03/31/2005                             CURRENT DATE:  05/09/2005
 JOB NUMBER:     J34681
TIME:    14:46:07



FUND CODE/NAME:     567/SCUDDER LIFECYCLE LONG RANGE FD-INST


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID
NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

         48210468-9     STATE STREET BANK AND TRUST TTEE        223-22-
3734        1305/001            728          44,652,629.0980
                        FBO KRAFT FOODS INC SVGS PLAN
                        MASTER TRUST
68.96 %
                        ATTN MICHELLE L ROBBINS
                        105 ROSEMONT RD
                        WESTWOOD MA  02090-2318


0                                TOTAL NUMBER OF ACCOUNTS FOR FUND
:                      18
                                 TOTAL NUMBER OF SHARES FOR FUND
:         64,754,934.1100
1REPORT NUMBER:  R05164                                  DTG TOP
SHAREOWNERS                                        PAGE:           1
 SOURCE PROGRAM: B04824                  HOLDING 25% OR GREATER OF
TOTAL OUTSTANDING SHARES             SUPER SHEET DATE:  05/09/2005
 JOB:            DGZMU024                             CONFIRM DATE:
09/30/2004                             CURRENT DATE:  05/09/2005
 JOB NUMBER:     J34624
TIME:    14:38:47


FUND CODE/NAME:     812/SCUDDER LIFECYCLE LONG RANGE FD-INV


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID
NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

         47610038-5     STATE STREET CORP AS TTEE FOR           133-53-
2821        1305/000            728           2,413,226.4790
                        WESTINGHOUSE SAVANNAH RIVER/BECHTEL
                        SAVANNAH RVR INC SVGS & INVEST PL
42.97 %
                        34 EXCHANGE PL STE 3064
                        JERSEY CITY NJ  07302-3885



0                                TOTAL NUMBER OF ACCOUNTS FOR FUND
:                     175
                                 TOTAL NUMBER OF SHARES FOR FUND
:          5,616,345.5230
1REPORT NUMBER:  R05164                                  DTG TOP
SHAREOWNERS                                        PAGE:           1
 SOURCE PROGRAM: B04824                  HOLDING 25% OR GREATER OF
TOTAL OUTSTANDING SHARES             SUPER SHEET DATE:  05/09/2005
 JOB:            DGZMU024                             CONFIRM DATE:
09/30/2004                             CURRENT DATE:  05/09/2005
 JOB NUMBER:     J34624
TIME:    14:38:47


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